                                                                       EXHIBIT
                                                                        NO. 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1995 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


October 13, 1995

                                           /s/ James T. Anderson, Jr.
                                        -------------------------------
                                             James T. Anderson, Jr.

                                                                       EXHIBIT
                                                                        NO. 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1995 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


October 13, 1995

                                           /s/ Thomas S. Blair
                                        -------------------------------
                                               Thomas S. Blair

                                                                       EXHIBIT
                                                                        NO. 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1995 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


October 13, 1995

                                           /s/ David I. Cohen
                                        -------------------------------
                                               David I. Cohen

                                                                       EXHIBIT
                                                                        NO. 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1995 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


October 13, 1995

                                           /s/ Abe Farkas
                                        -------------------------------
                                               Abe Farkas

                                                                       EXHIBIT
                                                                        NO. 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1995 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


October 13, 1995

                                           /s/ Karen L. Farkas
                                        -------------------------------
                                               Karen L. Farkas

                                                                       EXHIBIT
                                                                        NO. 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1995 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


October 13, 1995

                                           /s/ Robert W. Kampmeinert
                                        -------------------------------
                                               Robert W. Kampmeinert

                                                                       EXHIBIT
                                                                        NO. 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1995 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


October 13, 1995

                                           /s/ David C. O'Leary
                                        -------------------------------
                                               David C. O'Leary

                                                                       EXHIBIT
                                                                        NO. 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1995 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


October 13, 1995

                                           /s/ Harold F. Reed, Jr.
                                        -------------------------------
                                               Harold F. Reed, Jr.

                                                                       EXHIBIT
                                                                        NO. 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1995 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


October 13, 1995

                                           /s/ James I. Wallover
                                        -------------------------------
                                               James I. Wallover

                                                                       EXHIBIT
                                                                        NO. 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1995 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


October 13, 1995

                                           /s/ Thomas P. Wollaway
                                        -------------------------------
                                               Thomas P. Wollaway